Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2023
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P., ArrowMark Colorado Holdings, LLC, BlackRock Investment Management, LLC, Boston Partners Global Investors, Inc., FIAM LLC, FIL Investment Advisors, GW&K Investment Management, LLC, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Portolan Capital Management, LLC, River Road Asset Management, LLC, and William Blair Investment Management, LLC have been retained to serve as sub-advisers for the fund. FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
SMC-SUSTK-0923-106 1.9878687.106	September 18, 2023